As filed with the Securities and Exchange Commission on February 5, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: November 30
Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman MLP Income Fund Inc.

Annual Report

November 30, 2015

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	9

FINANCIAL HIGHLIGHTS/PER SHARE DATA	19

Report of Independent Registered Public Accounting Firm	21

Distribution Reinvestment Plan	22

Directory	25

Directors and Officers	26

Proxy Voting Policies and Procedures	35

Quarterly Portfolio Schedule	35

Report of Votes of Stockholders	36

Board Consideration of the Management and Sub-Advisory Agreements	37

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2016 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman MLP Income Fund Inc., covering the 12-months ended November 30, 2015. The report includes portfolio commentary, a listing of the Fund’s investments, and its audited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. To pursue this objective, we have assembled a portfolio that consists primarily of Master Limited Partnerships (MLPs) and select companies that have economic characteristics substantially similar to MLPs. The portfolio management team currently emphasizes natural gas-focused midstream MLPs and General Partnerships.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman MLP Income Fund Inc.

Neuberger Berman MLP Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman MLP Income Fund Inc. generated a -41.24% total return on a net asset value (NAV) basis for the 12 months ended November 30, 2015 and underperformed its benchmark, the Alerian MLP Index, which posted a -34.03% return for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)

The energy sector broadly—and MLPs specifically—have significantly underperformed the S&P 500® Index due to the precipitous decline in crude oil prices. Our investments remain concentrated in natural gas-focused midstream MLPs and General Partnerships (GPs) that have little direct exposure to commodity prices. The Fund underperformed its benchmark due to the use of leverage and concentration in GPs, a subgroup that is not included the Alerian MLP Index.

Crude oil prices fell dramatically during the last year and a half. Prices moved briefly higher this past spring, rising above $60 a barrel. As of the Fund’s fiscal year end, prices trended downward again, to about $40 a barrel. While energy MLP stock prices are sensitive to any extreme volatility in crude oil prices, as they have been over the past year and a half, the long-term correlation to crude oil prices has historically been low.

In our opinion, the cash flow stream for midstream MLPs is stable and should continue to grow over the longer term due to the need for more energy infrastructure. There has been a tremendous disconnect between market sentiment and the intrinsic value of midstream MLPs. A majority of the Fund’s portfolio is focused on midstream natural gas-focused MLPs where we believe supply and demand fundamentals remain very bright. The U.S. is sitting on an abundant natural gas resource base that we believe can support growing natural gas demand from power generation, agricultural and petrochemical companies and export markets.

Limited liquidity, intense technical pressure, tax-loss selling, and an enduring dearth of buyers of these securities—as well as hedge funds’ efforts to get ahead of these trends—have all contributed to dramatic and, we believe, irrational share-price movements in MLPs. Exacerbating the downward pressure is investors’ unwillingness to commit new capital at year end.

Investors need to be attentive to the Fund’s use of a leveraged capital structure, which magnifies the directional movement of its common share NAV, as this tends to not only result in greater returns in a rising market; but, also can generate greater losses in a declining market. In addition, in a market environment where the cost of leverage is less than the yields available from the investments purchased through the use of leverage, the amount of income or cash flow generation per common share can be increased. During the 12-month reporting period, the Fund’s use of leverage detracted from overall NAV total return as the amplified price declines were not offset by the increased cash flows attributable to the Fund’s use of leverage.

We remain committed to the Fund’s investment thesis, which centers on the U.S. shale revolution and our expectation that the substantial oil and gas resource base contained in this country will require billions of dollars in infrastructure investment over the next several decades to facilitate its development. We believe that the cash flow generated from these projects, coupled with a reasonable cost-of-capital environment, should support long-term distribution growth for our portfolio companies over the long term.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Yves C. Siegel
Portfolio Manager

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of shares of the Fund’s common stock may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
MLP Income Fund Inc.	NML

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)
Master Limited Partnerships and
Related Companies	94.6%
Short-Term Investments	5.4
Total	100.0%

PERFORMANCE HIGHLIGHTS
		Average Annual Total Return
	Inception	Ended 11/30/2015
	Date*	1 Year	Life of Fund
At NAV[1]	03/25/2013	-41.24%	-12.18%
At Market Price[2]	03/25/2013	-39.49%	-15.45%
Index
Alerian MLP Index[3]		-34.03%	-8.20%

* Date of initial public offering. The Fund commenced operations on March 28, 2013.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Investment Advisers LLCTM* (“Management”) at (800) 877-9700, or visit our website at www.nb.com.

* Please note, as explained further in Note F to the Financial Statements, following a consolidation of certain Neuberger Berman entities, including Neuberger Berman Management LLC, that occurred in January 2016, the named investment manager to the Fund is Neuberger Berman Investment Advisers LLC.

Description of Index

Alerian MLP Index:	The Alerian MLP Index is a float-adjusted, capitalization-weighted index that is a composite of 50 prominent energy Master Limited Partnerships (MLPs), which captures approximately 75% of available market capitalization. It is the leading gauge of large- and mid-cap energy MLPs.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments MLP Income Fund Inc. 11/30/15

NUMBER OF SHARES		VALUE†

Master Limited Partnerships and Related Companies (134.7%)

Coal & Consumable Fuels (10.2%)
2,216,325	Alliance Holdings GP, L.P.	$52,859,351	µ
1,000,000	CNX Coal Resources LP	11,630,000	§µ
		64,489,351

Leisure Facilities (17.5%)
1,964,000	Cedar Fair L.P.	110,612,480	µ

Oil & Gas Storage & Transportation (105.1%)
1,762,311	American Midstream Partners LP	17,975,572	§µ
300,000	Columbia Pipeline Group	5,751,000	µ
1,400,000	Crestwood Equity Partners LP	26,222,000
4,960,000	Energy Transfer Equity, L.P.	93,942,400	µ
2,000,000	Energy Transfer Partners, L.P.	76,420,000	µ
1,500,000	Enterprise Products Partners L.P.	38,085,000	µ
75,000	EQT Midstream Partners, LP	5,073,750
600,000	NGL Energy Partners LP	10,530,000	µ
300,000	NRG Yield, Inc. - Class C	4,242,000	µ
120,000	NuStar Energy L.P.	4,802,400	µ
1,419,324	NuStar GP Holdings, LLC	35,284,395	µ
2,184,029	ONEOK, Inc.	64,385,175	µ
300,000	Plains GP Holdings LP	3,678,000	µ
1,800,000	Southcross Energy Partners, L.P.	8,280,000	§µ
100,000	Spectra Energy Corp	2,620,000
200,000	Sunoco Logistics Partners L.P.	5,574,000
700,000	Teekay Corp.	19,488,000	µ
2,450,049	Teekay LNG Partners L.P.	55,616,112	µ
1,600,000	Teekay Offshore Partners L.P.	21,264,000	µ
611,119	Western Gas Equity Partners, LP	25,495,885	µ
850,000	Western Gas Partners, LP	40,817,000	µ
2,400,000	Williams Cos., Inc.	87,744,000	µ
460,000	Williams Partners L.P.	12,613,200	µ
		665,903,889

Propane (1.9%)
400,000	Suburban Propane Partners, L.P.	11,948,000	µ
Total Master Limited Partnerships and Related Companies (Cost $1,088,904,621)		852,953,720

Short-Term Investments (7.6%)
48,308,431	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.02%
	(Cost $48,308,431)	48,308,431	Δ
Total Investments (142.3%) (Cost $1,137,213,052)		901,262,151	##
Liabilities, less cash, receivables and other assets [(42.3%)]		(268,017,665)
Total Net Assets Applicable to Common Stockholders (100.0%)		$633,244,486

See Notes to Schedule of Investments	6

Notes to Schedule of Investments

†

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing service may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements	7

Notes to Schedule of Investments (cont’d)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of November 30, 2015:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and
Related Companies
Coal & Consumable Fuels	$64,489,351	$—	$—	$64,489,351
Leisure Facilities	110,612,480	—	—	110,612,480
Oil & Gas Storage & Transportation	665,903,889	—	—	665,903,889
Propane	11,948,000	—	—	11,948,000
Total Master Limited Partnerships and
Related Companies	852,953,720	—	—	852,953,720
Short-Term Investments	—	48,308,431	—	48,308,431
Total Investments	$852,953,720	$48,308,431	$—	$901,262,151

As of the year ended November 30, 2015, the Fund had no transfers between Levels 1, 2 or 3 based on the beginning of period market values as of November 30, 2014.
##	At November 30, 2015, the cost of investments for U.S. federal income tax purposes was $1,055,791,865. Gross unrealized appreciation of investments was $96,416,433 and gross unrealized depreciation of investments was $250,946,147 resulting in net unrealized depreciation of $154,529,714 based on cost for U.S. federal income tax purposes.

§	Affiliated issuer (see Note E of Notes to Financial Statements).
µ	All or a portion of this security is pledged in connection with the Fund’s loans payable outstanding.
Δ	The rate shown is the annualized seven day yield as of November 30, 2015.
See Notes to Financial Statements	8

Statement of Assets and Liabilities

Neuberger Berman

MLP INCOME
FUND INC.
November 30, 2015
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$863,376,579
Affiliated issuers	37,885,572
901,262,151
Cash	60,000,000
Dividends and interest receivable	65,016
Prepaid expenses and other assets	170,545
Total Assets	961,497,712
Liabilities
Loans payable (Note A)	325,000,000
Payable for securities purchased	1,719,842
Distributions payable—common stock	318,203
Payable to investment manager (Note B)	607,929
Payable to administrator (Note B)	202,643
Payable to directors	1,543
Interest payable (Note A)	27,483
Accrued expenses and other payables	375,583
Total Liabilities	328,253,226
Net Assets applicable to Common Stockholders	$633,244,486
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	894,019,892
Accumulated net investment income (loss), net of income taxes	10,798,755
Accumulated net realized gains (losses) on investments, net of income taxes	7,324,920
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	(278,899,081)
Net Assets applicable to Common Stockholders	$633,244,486

Shares of Common Stock Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,546,679

Net Asset Value Per Share of Common Stock Outstanding	$11.20

* Cost of Investments
Unaffiliated issuers	$1,068,795,806
Affiliated issuers	68,417,246
Total cost of investments	$1,137,213,052

See Notes to Financial Statements	9

Statement of Operations

Neuberger Berman

MLP INCOME
FUND INC.
For the
Year Ended
November 30, 2015
Investment Income:
Income (Note A):
Dividend income from master limited partnerships and related companies
(includes $5,177,328 from affiliated issuers (Note E))	$94,918,592
Return of capital on dividends	(82,886,131)
Net dividend income from master limited partnerships and related companies	12,032,461
Interest income—unaffiliated issuers	4,381
Total income	$12,036,842
Expenses:
Investment management fees (Note B)	10,148,008
Administration fees (Note B)	3,382,670
Audit fees	160,449
Custodian and accounting fees	413,637
Insurance expense	45,714
Legal fees	229,427
Stock exchange listing fees	25,987
Stockholder reports	124,509
Stock transfer agent fees	20,075
Interest expense (Note A)	8,004,615
Directors’ fees and expenses	30,346
Franchise tax expense	398,381
Miscellaneous	12,837
Total expenses	22,996,655
Net investment income (loss), before income taxes	(10,959,813)
Deferred tax benefit (expense)	6,579,524
Net investment income (loss)	$(4,380,289)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	21,004,387
Sales of investment securities of affiliated issuers	(1,351,797)
Deferred tax benefit (expense)	(7,299,542)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(558,649,298)
Affiliated investment securities	(31,978,487)
Deferred tax benefit (expense), net of valuation allowance	118,068,849
Net gain (loss) on investments	(460,205,888)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$(464,586,177)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman

	MLP INCOME FUND INC.
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$(4,380,289)	$18,460,783
Net realized gain (loss) on investments	12,353,048	(5,575,223)
Change in net unrealized appreciation (depreciation) of investments	(472,558,936)	113,149,414
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	(464,586,177)	126,034,974
Distributions to Common Stockholders From (Note A):
Tax return of capital	(71,224,511)	(71,219,650)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	276,607	—
Total net proceeds from capital share transactions	276,607	—
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(535,534,081)	54,815,324
Net Assets Applicable to Common Stockholders:
Beginning of year	1,168,778,567	1,113,963,243
End of year	$633,244,486	$1,168,778,567
Accumulated net investment income (loss) at end of year	$10,798,755	$15,179,044

See Notes to Financial Statements	11

Statement of Cash Flows

Neuberger Berman

MLP INCOME
FUND INC.
For The
Year Ended
November 30, 2015
Increase (Decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders
resulting from operations	$(464,586,177)
Adjustments to reconcile net decrease in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(594,998,337)
Proceeds from disposition of investment securities	783,253,728
Purchase/sale of short-term investment securities, net	(44,823,476)
Decrease in dividends and interest receivable	194,050
Increase in prepaid expenses and other assets	(147,985)
Decrease in payable for securities purchased	(7,296,478)
Decrease in payable to investment manager	(384,981)
Decrease in payable to administrator	(128,327)
Decrease in payable to directors	(2,849)
Decrease in interest payable	(66,072)
Decrease in accrued expenses and other payables	(21,149)
Return of capital on dividends	82,886,131
Deferred tax benefit	(117,348,831)
Unrealized (appreciation)/depreciation on securities	590,627,785
Net realized (gain)/loss from investments	(19,652,590)
Net cash provided by (used in) operating activities	$207,504,442

Cash flows from financing activities:
Cash distributions paid on Common Stock	(70,875,368)
Cash receipts from loans	400,000,000
Cash disbursement from loans	(485,000,000)
Net cash provided by (used in) financing activities	(155,875,368)
Net increase (decrease) in cash	51,629,074
Cash:
Beginning balance	8,370,926
Ending balance	$60,000,000

Supplemental disclosure
Reinvestment of dividends and distributions	$276,607
Cash paid for interest	$8,030,293

See Notes to Financial Statements	12

Notes to Financial Statements Neuberger Berman MLP Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: The Fund was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the year ended November 30, 2015, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended November 30, 2015, the Fund has estimated approximately 1.7% as income and approximately 98.3% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4	Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2015, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$42,105,049
Capital loss carryforwards	5,954,721
Unrealized losses on investment securities	53,247,270
Total deferred tax asset, before valuation allowance	101,307,040
Valuation allowance	(101,307,040)
Net deferred tax asset, after valuation allowance	$—

At November 30, 2015, a valuation allowance on deferred tax assets was deemed necessary because Management believes it is more likely than not that the Fund will not be able to recognize its deferred tax assets through future taxable income. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2015, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized losses on investments for the year ended November 30, 2015, as follows:

Application of statutory income tax rate	$203,676,877
State income tax benefit, net of federal tax benefit	12,470,263
Tax benefit on permanent items	2,508,731
Valuation allowance	(101,307,040)
Total income tax benefit	$117,348,831

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

	Net Operating Loss
Fiscal Period Ended	Carryforwards	Expiration
November 30, 2013	$853,926	November 30, 2033
November 30, 2014	105,471,178	November 30, 2034
	$106,325,104

	Capital Loss
Fiscal Period Ended	Carryforwards	Expiration
November 30, 2014	$10,417,472	November 30, 2019
November 30, 2015	5,588,817	November 30, 2020
	$16,006,289

5	Distributions to common stockholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2015 will be reported to Fund stockholders on IRS Form 1099DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At November 30, 2015, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the year ended November 30, 2015, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund stockholders on IRS Form 1099DIV.

On September 30, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.105 per share payable on December 31, 2015 to common stockholders of record on December 15, 2015 with an ex-date of December 11, 2015. Subsequent to November 30, 2015, the Fund declared three monthly distributions to common stockholders in the amount of $0.105 per share per month, payable on January 29, 2016, February 29, 2016, and March 31, 2016, to common stockholders of record on January 15, 2016, February 16, 2016, and March 15, 2016, respectively.

6	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, margin facility (the “Facility”) with Merrill Lynch Professional Clearing Corp that had a 270-day rolling term that reset daily. Under the Facility, interest was charged on LIBOR Loans at an adjusted LIBOR rate and was payable on the last day of each interest period. For the period from December 1, 2014 to April 13, 2015, the average principal balance and interest rate for the Facility was approximately $401,642,000 and 0.97%, respectively. On April 14, 2015, the Fund terminated the Facility and entered into a $500 million secured, committed, leverage facility (the “New Facility”) with Société Générale. The New Facility consists of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing. Under the New Facility, interest is charged on floating rate loans based on an adjusted LIBOR rate and is payable on the last day of each interest period. For the period from April 14, 2015 to November 30, 2015, the average principal balance and interest rate was approximately $380,195,000 and 1.56%, respectively. Interest is charged on three fixed rate loans at 3.28%, 3.64%, and 3.88%, respectively, and interest is payable on the last day of each interest period.

The Fund is required to pay a commitment fee under the New Facility if the level of debt outstanding falls below a certain percentage. During the reporting period the Fund was required to pay this commitment fee. The Fund has paid certain expenses in connection with establishment and documentation of the New Facility, which are being amortized over the first three years of the New Facility. These expenses, including the commitment fee, are included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

On January 15, 2016, the Fund entered into an amendment to the credit agreement with respect to the new Facility (the “Amendment”). The Amendment waived prior compliance with, and amended certain terms relating to, the Fund’s levels of net assets and the covenant relating to distributions; amended certain other terms relating to margin requirements; and reduced the amount of permitted leverage.

At November 30, 2015, the principal balance outstanding under the New Facility was $325 million. Subsequent to the reporting period, the Fund reduced the principal balance outstanding under the New Facility. As of January 21, 2016, the outstanding principal balance under the New Facility was $200 million.

8	Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry. Recently, many MLPs, and particularly those that operate in the natural resources industry, have experienced a meaningful decline in market value. This decline has negatively impacted the Fund’s performance and resulted in a decline in its net asset value. For the period November 30, 2015 through January 21, 2016, the Fund’s net asset value declined by (51)%.

9	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC (“USBFS”) as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the Sub-Administration Agreement.

Prior to January 1, 2016, Neuberger Berman LLC (“Neuberger”) was retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the year ended November 30, 2015, there were purchase and sale transactions of long-term securities of $594,998,337 and $783,253,728, respectively.

During the year ended November 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At November 30, 2015, the shares of the Fund’s common stock outstanding and the shares of the Fund’s common stock owned by Neuberger were as follows:

Common Stock	Common Stock
Outstanding	Owned by Neuberger
56,546,679	6,164

Transactions in shares of common stock for the years ended November 30, 2015 and 2014 were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2015	November 30, 2014
Stock Issued on Reinvestment of Dividends and Distributions	23,147	—
Net Increase in Common Stock Outstanding	23,147	—

Note E—Investments in Affiliates(1):

	Balance						Net Realized
	of					Distributions	Gain (Loss)
	Shares	Gross		Balance of		from	from
	Held	Purchases	Gross	Shares Held	Value	Investments	Investments
	November 30,	and	Sales and	November 30,	November 30,	in Affiliated	in Affiliated
	2014	Additions	Reductions	2015	2015	Issuers	Issuers
American Midstream
Partners LP	693,352	1,162,311	93,352	1,762,311	$17,975,572	$1,746,201	$(848,714)
CNX Coal
Resources LP	—	1,000,000	—	1,000,000	$11,630,000	479,100	—
Southcross Energy
Partners, L.P.	1,860,068	—	60,068	1,800,000	8,280,000	2,952,027	(503,083)
Total					$37,885,572	$5,177,328	$(1,351,797)

(1)     Affiliated issuers, as defined in the Investment Company Act of 1940, as amended.

Note F—Legal Entity Consolidation:

On January 1, 2016, Neuberger Berman Management LLC (“Neuberger Berman”) and Neuberger transferred to Neuberger Berman Fixed Income LLC (“NBFI”) their rights and obligations pertaining to all services they provide to the Fund under the Management Agreement, Sub-Advisory Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLCTM (“NBIA”).

As of November 30, 2015, Neuberger Berman served as the Fund’s investment manager and administrator and Neuberger served as the Fund’s sub-adviser. Following the consolidation, the investment professionals of Management and Neuberger, who provide services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Financial Highlights

MLP Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

			Period from
			March 28, 2013*
	Year Ended November 30,		through
	2015	2014	November 30, 2013
Common Stock Net Asset Value, Beginning of Period	$20.68	$19.71	$19.10

Income From Investment Operations Applicable to
Common Stockholders:
Net Investment Income (Loss)¢	(0.08)	0.33	(0.06)
Net Gains or Losses on Securities (both realized and unrealized)	(8.14)	1.90	1.45
Total From Investment Operations Applicable to
Common Stockholders	(8.22)	2.23	1.39

Less Distributions to Common Stockholders From:
Net Investment Income	—	—	—
Tax Return of Capital	(1.26)	(1.26)	(0.74)
Total Distributions to Common Stockholders	(1.26)	(1.26)	(0.74)

Less Capital Charges:
Issuance of Common Stock	—	—	(0.04)
Common Stock Net Asset Value, End of Period	$11.20	$20.68	$19.71
Common Stock Market Value, End of Period	$10.59	$18.99	$18.18
Total Return, Common Stock Net Asset Value†	(41.24)%	11.89%	7.27	%@@
Total Return, Common Stock Market Value†	(39.49)%	11.39%	(5.51)	%@@

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$633.2	$1,168.8	$1,114.0

Ratios are Calculated Using Average Net Assets

Applicable to Common Stockholders
Ratio of Expenses Including Deferred Income
Tax (Benefit) Expense#	(9.75)%	7.81%	5.65	%@
Ratio of Expenses Excluding Deferred Income
Tax (Benefit) Expense	2.38%	1.77%	1.43	%@
Ratio of Net Investment Income (Loss) Including Deferred
Income Tax Benefit (Expense)#	10.99%	(7.24)%	(5.09)	%@
Ratio of Net Investment Income (Loss) Excluding Deferred
Income Tax Benefit (Expense)	(1.13)%	(1.20)%	(0.87)	%@
Portfolio Turnover Rate	43%	10%	0	%@@
Loans Payable (in millions)	$325	$410	$405
Asset Coverage Per $1,000 of Loans PayableØ	$2,948	$3,851	$3,751

See Notes to Financial Highlights

Notes to Financial Highlights MLP Income Fund Inc.

*	Commencement of operations.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

#	For the year ended November 30, 2015, the Fund accrued $117,348,831 for net deferred income tax benefit, and for the year ended November 30, 2014, and the period from March 28, 2013 through November 30, 2013, the Fund accrued $72,009,636 and $45,339,195, respectively, for net deferred income tax expense, which is included in these ratios on a non-annualized basis.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

@	Annualized.

@@	Not annualized.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Neuberger Berman MLP Income Fund Inc.

We have audited the accompanying statements of assets and liabilities of Neuberger Berman MLP Income Fund Inc., (the “Fund”), including the schedule of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman MLP Income Fund Inc. at November 30, 2015, the results of its operation and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2016

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent, or a broker-dealer selected by the Plan Agent, shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser (prior to January 1, 2016)
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
U.S. Bank, National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Stock Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare, Inc.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers†

The following tables are as of 11/30/15 and set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2013	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Peter P. Trapp (1944)	Director since 2013	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2013	Managing Director, Neuberger, since 2007; President and Chief Executive Officer, Neuberger Berman, since 2008; Managing Director, NBIA (formerly Neuberger Berman Fixed Income LLC (NBFI) and including predecessor entities), since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; formerly, Senior Vice President, Neuberger Berman, 2000 to 2008.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2013	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	57	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	57

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

George W. Morriss (1947)	Director since 2013	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	57

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

Tom D. Seip (1950)	Director since 2013; Chairman of the Board since 2013	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2013	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Howard A. Mileaf (1937)	Director since 2013	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	57

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2013	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Director since 2013

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Neuberger Berman, since 2009; Managing Director of NBIA, since 2007; Board member of NBIA, since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			57	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

†	Table is as of 11/30/15, but reflects the entity consolidation that became effective on January 1, 2016, as described in Note F of the Notes to Financial Statements.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2016 and 2017, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s)	Principal Occupation(s)
and Address(1)	and Length of
Time Served

Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2013

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary since 2013

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2013

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2013

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth),	Position(s)	Principal Occupation(s)
and Address(1)	and Length of
Time Served

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2013

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2013

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2013

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2013

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2013

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2013

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)       The business address of each listed person is 605 Third Avenue, New York, New York 10158.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders

An annual meeting of stockholders was held on August 24, 2015. Stockholders voted to elect three Class I Directors to serve until the annual meeting of stockholders in 2018, or until their successors are elected and qualified. Class II Directors (which include Faith Colish, George W. Morriss, and Tom D. Seip) and the Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight, and Joseph V. Amato) continue to hold office until the annual meeting in 2016 and 2017, respectively.

To elect three Class I Directors to serve until the annual meeting of stockholders in 2018 or until their successors are elected and qualified.

Shares of Common Stock

		Votes		Broker
	Votes For	Withheld	Abstentions	Non-Votes
Michael M. Knetter	49,671,083	606,343	—	—
Peter P. Trapp	49,635,607	641,819	—	—
Robert Conti	49,671,250	606,176	—	—

Board Consideration of the Management and Sub-Advisory Agreements (MLP Income Fund)

On an annual basis, the Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or the Fund (“Independent Fund Directors”), considers whether to continue the management agreement with Management (the “Management Agreement”) and the sub-advisory agreement between Management and Neuberger Berman LLC (“Neuberger”) (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) with respect to the Fund. Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 8, 2015, the Board, including the Independent Fund Directors, approved the continuation of the Agreements.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance and other services provided by Management, Neuberger and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Directors, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management and Neuberger.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its stockholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit realized by Management and its affiliates from their relationship with the Fund; (4) whether and to what extent economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund’s stockholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its stockholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience, capabilities of, and resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management’s responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management’s processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance on both a market return and net asset value basis relative to its benchmark and the average performance of a composite peer group (as constructed by an independent organization) of closed-end investment companies pursuing broadly similar strategies. Considering short-, intermediate- and long-term performance enables the Board to evaluate performance in a variety of market conditions. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund’s performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund’s Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund’s underperformance. The Board considered that, as compared to its peer group, the Fund’s performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund’s performance was lower for the 1-year period.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund and year-over-year changes in each of Management’s reported expense categories. The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is “at cost.” The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund’s contractual management fee rate was lower than the median and actual management fee rate, which reflected the fee paid by common stockholders with respect to the Fund’s total assets, including leverage proceeds, was equal to the median.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or Neuberger or their affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to separate accounts managed in similar styles to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and separate accounts and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund.The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund’s assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period.The Board also considered Management’s cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that, despite the Fund’s underperformance, it retained confidence in Management’s and Neuberger’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Investment Advisers LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

  N0372 01/16

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).   The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight.  Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $48,000 and $48,000 for the fiscal years ended 2014 and 2015, respectively.

(b)  Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by

E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c)	Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $29,500 and $29,500 for the fiscal years ended 2014 and 2015, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d)	All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1)  The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2)  None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Hours Attributed to Other Persons

Not applicable.

(g)  Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $29,500 and $29,500 for the fiscal years ended 2014 and 2015, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $2,039,960 and $4,255,284 for the fiscal years ended 2014 and 2015, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").   As of November 30, 2015, its members are Michael J. Cosgrove, Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair), and Peter P. Trapp.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

As of November 30, 2015, the Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Douglas A. Rachlin and Yves C. Siegel have served as portfolio managers for the Registrant since inception. Douglas A. Rachlin serves as the lead portfolio manager to the Registrant. He is a Managing Director of Neuberger Berman Investment Advisers LLC (including its predecessor entities, “NBIA”) and has been a portfolio manager with NBIA since 2005.
Yves C. Siegel is a Managing Director of NBIA and has been a portfolio manager with NBIA since 2012.  Prior to 2012, he was a senior equity analyst covering the MLP and energy sectors.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of November 30, 2015.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Douglas A. Rachlin
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles***	2	591	0	N/A
Other Accounts**,****	3,012	3,477	0	N/A
Yves S. Siegel
Registered Investment Companies*	0	N/A	0	N/A
Other Pooled Investment Vehicles***	2	591	0	N/A
Other Accounts**,****	3,012	3,477	0	N/A
*Registered Investment Companies include: Mutual Funds and Closed-End Funds
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts), which are counted as one account per strategy per managed account platform.
***A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

Conflicts of Interest (as of November 30, 2015)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of November 30, 2015)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue to align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  In addition, certain CCP participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending  on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of November 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Douglas A. Rachlin	E
Yves S. Siegel	C
A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001 - $100,000	E = $100,001 - $500,000 F = $500,001 - $1,000,000 G = Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially  affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed January 5, 2016).

(a)(2) The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: February 5, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:  February 5, 2016